UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2011

STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20810 Fernbush Lane Houston, Texas	77073
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 821-9091

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 142-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 28, 2011, Sterling Construction Company, Inc. (the "Company") issued a press release announcing that effective immediately, the Company’s Board of Directors elected Elizabeth D. Brumley Executive Vice President and Chief Financial Officer.  Ms. Brumley, who remains the Company’s Chief Accounting Officer and Controller, replaces Joseph P. Harper, Jr., who has been acting Chief Financial Officer since the resignation of James H. Allen, Jr. at the end of May 2011.  Mr. Harper remains an Executive Vice President of the Company.  A copy of the press release is attached hereto as Exhibit 99.1.

Ms. Brumley, 53, was elected Chief Accounting Officer & Controller effective March 17, 2011.  Prior to joining the Company, Ms. Brumley had more than thirty years of finance and accounting experience with public accounting firms and publicly-held companies.  From November, 2005 through June, 2010 she was with Bristow Group Inc. serving in various roles, the most recent of which was as the Company’s Vice President-Finance and Chief Financial Officer.  Bristow Group Inc. is listed on the New York Stock Exchange and is a leading global provider of helicopter services to the worldwide offshore energy industry.  Prior to that she held controller and accounting positions with several Houston-based corporations.  None of the companies for which Ms. Brumley has worked is in any way affiliated with the Company.  From 1981 to 1987, Ms. Brumley worked at Arthur Andersen LLP rising to the position of Senior Auditor.  Ms. Brumley holds a BA in English and a Master of Accounting from Rice University, and is a certified public accountant in the State of Texas.

In accordance with General Instruction B.2. of Form 8-K, the press release (Exhibits 99.1) shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act of 1934 or otherwise subject to the liabilities of that section, and such information and exhibit shall not be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934 or under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(c)           Exhibits

Exhibit Number	Description
99.1	Press release, dated November 28, 2011 (furnished herewith)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 28, 2011                                                                           Sterling Construction Company, Inc.

/s/ Roger M. Barzun
Roger M. Barzun
Senior Vice President

Exhibit Index

Exhibit Number	Description
99.1	Press release, dated November 28, 2011 (furnished herewith)